Exhibit 10.1

DEALER-MANAGER AGREEMENT

October 28, 2025

Brookfield Oaktree Wealth Solutions LLC

250 Vesey Street, 15th Floor

New York, NY 10281

This Dealer-Manager Agreement (this “Agreement”) is entered into by and among Brookfield Private Equity Fund LP (the “Fund”), Brookfield Private Equity TE Feeder Fund LP (the “Feeder”), each a Delaware limited partnership (the Fund and the Feeder, collectively, the “Partnership”), and Brookfield Oaktree Wealth Solutions LLC (the “Dealer-Manager”).

The Partnership is conducting a private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), of the Partnership’s limited partnership units (the “Units”), which may consist of the classes of Units described below and in detail in the Memorandum (as defined below).

Under the terms of the Offering, as set forth in the Confidential Private Placement Memorandum of the Partnership (including any supplements and amendments and/or restatements thereto, all financial statements, appendices and all other documents which are part thereof, the “Memorandum”), Units will be issued and sold at the offering prices per Unit set forth in the Memorandum.

As described in the Memorandum, the Partnership is conducting an ongoing private placement offering of the Units in the Offering, which will consist of five classes of Units (each a “Class”), Class D Units, Class I Units, Class S Units, Class B-1 Units and Class B-2 Units. For the avoidance of doubt, any reference to Class D Units, Class I Units, Class S Units, Class B-1 Units and Class B-2 Units shall include a reference to the corresponding units in the Feeder of such classes. The differences between the Classes of Units and the eligibility requirements for each class of Units are described in detail in the Memorandum. The Units are to be offered and sold as described in the Memorandum. Except as otherwise agreed by the Partnership and the Dealer-Manager, Units sold through the Dealer-Manager and the brokers (each a “Broker” and collectively, the “Brokers”) with whom the Dealer-Manager has entered into or will enter into a selected intermediary agreement, placement agent agreement or similar agreement related to the distribution of Units (i) substantially in the form attached to this Agreement as Exhibit “A” or (ii) such other agreement that is substantially similar in all material respects as determined by the Dealer-Manager, unless approved by the Partnership (each a “Selected Intermediary Agreement”) are to be sold at a purchase price equal to the Partnership’s then-current net asset value (“NAV”) per Unit applicable to the Class of Units being purchased plus any sales charge applicable to the Class of Units being purchased (in each case calculated in accordance with procedures set out in the Memorandum). For unitholders who participate in the Partnership’s distribution reinvestment plan, the cash distributions attributable to the class of Units that each unitholder owns will be automatically invested in additional Units of the same class. Units issued in connection with the Partnership’s distribution reinvestment plan (the “DRIP”) are to be issued and sold to unitholders of the Partnership at a purchase price equal to the most recent available NAV per Unit.

Terms not defined herein shall have the same meaning as in the Memorandum. Now, therefore, the Partnership hereby agrees with the Dealer-Manager as follows:

1.            Representations and Warranties of the Partnership: The Partnership represents and warrants to the Dealer-Manager, with respect to such Offering, as applicable, that:

a.            It is not necessary in connection with the offer, sale and delivery of the Units to investors in the manner contemplated by this Agreement to register the Units under the Securities Act. The Partnership is conducting this offering of Units as a private placement and will not take any action that (i) causes the offering of the Units to lose any exemption from registration with the Securities Exchange Commission (“SEC”) provided by Section 4(a)(2) of the Securities Act and/or any regulations promulgated thereunder or (ii) causes the offering of Units to lose its exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act.

b.            The Partnership has been duly and validly organized and formed as a limited partnership under the laws of the state of Delaware, with the power and authority to conduct its business as described in the Memorandum, and to offer and sell the Units as contemplated by the Memorandum and this Agreement.

c.            The Memorandum, as of its date, does not and will not contain any untrue statements of material facts or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the foregoing provision of this Section 1.c. will not extend to any statements contained in or omitted from the Memorandum that are primarily within the knowledge of the Dealer-Manager and are based upon information furnished by the Dealer-Manager in writing to the Partnership specifically for inclusion therein.

d.            The Partnership intends to use the funds received from the sale of the Units as set forth in the Memorandum.

e.            No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Partnership of this Agreement or the issuance and sale by the Partnership of the Units, except such as may be required under the Securities Act and the rules and regulations promulgated thereunder, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or applicable state securities laws.

f.            Unless otherwise described in the Memorandum, there are no actions, suits or proceedings pending or to the knowledge of the Partnership, threatened against the Partnership at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which will have a material adverse effect on the business or property of the Partnership.

g.            The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Partnership will not conflict with or constitute a default under any partnership agreement, by-law, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Partnership, in each case, that would reasonably be expected to have a material adverse effect on the ability of the Partnership to conduct its business, as described in the Memorandum, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 5 of this Agreement may be limited under applicable securities laws.

h.            The Partnership has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 5 of this Agreement may be limited under applicable securities laws.

i.            At the time of the issuance of the Units, the Units will have been duly authorized and, when issued and sold as contemplated by the Memorandum and the Fund’s and the Feeder’s limited partnership agreements (each as may be amended, restated and/or supplemented from time to time, the “Partnership Agreement”), and upon payment therefor as provided by the Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.

j.            The Partnership has filed all material federal, state and foreign income tax returns, which have been required to be filed, on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Partnership to the extent that such taxes or assessments have become due, except where the Partnership is contesting such assessments in good faith and except for such taxes and assessments of immaterial amounts, the failure of which to pay would not have a material adverse effect on the condition, financial or otherwise, of the Partnership, or the earnings, business affairs or business prospects of the Partnership.

k.            The financial statements of the Partnership included or incorporated by reference in the Memorandum present fairly in all material respects the financial position of the Partnership as of the date indicated and the results of its operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

l.            The Partnership is not required to register as an “investment company,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, in reliance upon an exemption under Section 3(c)(7) of the 1940 Act, and it will exercise reasonable diligence to ensure that it does not lose such exemption or otherwise become required to register as an “investment company” within the meaning of the 1940 Act.

m.            The Partnership will use commercially reasonable efforts to ensure that any information regarding Brookfield Asset Management Private Institutional Capital Adviser (Private Equity), L.P. (the “Manager”), Brookfield Private Equity Fund GP LLC (the “General Partner”) or the Partnership (including information in the Offering Materials (as defined below)) that would be an “advertisement” of the Manager, and that is furnished to the Dealer-Manager or any Broker and required or permitted under this Agreement to be distributed to the Dealer-Manager, a Broker or Broker’s customer in connection with the offering of Units, including, without limitation, the Memorandum and the Authorized Sales Materials (as defined below), is, and at the time such material is provided to Dealer-Manager or a Dealer, in compliance with the requirements applicable to “advertisements” under Rule 206(4)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (as such term is defined in the Marketing Rule (defined below)). The Partnership acknowledges that the Dealer-Manager is not responsible for ensuring that any materials received from the Manager or the Partnership that would be deemed an “advertisement” of the Manager under Rule 206(4)-1 under the Advisers Act (the “Marketing Rule”) (including the Offering Materials) comply with the Marketing Rule provided that the Dealer-Manager has not altered such materials.

n.            Any and all printed sales literature or other materials which have been approved in advance in writing by the Partnership and appropriate regulatory agencies for use in the Offering (“Authorized Sales Materials”) (the Memorandum and the Authorized Sales Materials, as the same may be amended or supplemented, are referred to herein collectively as the “Offering Materials”) prepared by the Partnership and any of its affiliates (excluding the Dealer-Manager) specifically for use with potential investors in connection with the Offering, when used in conjunction with the Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact nor did they at the time provided for use, or, as to later provided materials, will they, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Memorandum, not misleading. If at any time any event occurs which is known to the Partnership as a result of which such Authorized Sales Materials when used in conjunction with the Memorandum would include an untrue statement of a material fact or, in view of the circumstances under which they were made, omit to state any material fact necessary to make the statements therein not misleading, the Partnership will notify the Dealer-Manager thereof. Notwithstanding anything to the contrary herein: (i) the description in the Offering Materials of the substantive provisions of the Partnership’s governing document(s) is a summary thereof, does not purport to be complete, and is qualified in its entirety by, and is subject to, the terms and provisions of the Partnership’s governing document(s); and (ii) any forecasted financial, market or industry information contained in the Offering Materials will be based upon reasonable estimates by the General Partner.

2.            Covenants of the Partnership. The Partnership covenants and agrees with the Dealer-Manager that:

a.            It will, at no expense to the Dealer-Manager, furnish the Dealer-Manager with such number of printed copies of the Memorandum, including all amendments and exhibits thereto, as the Dealer-Manager may reasonably request. It will similarly furnish to the Dealer-Manager and others designated by the Dealer-Manager as many copies of the following documents as the Dealer-Manager may reasonably request: (a) the Memorandum in preliminary and final form and every form of supplemental or amended Memorandum; and (b) any other Authorized Sales Materials (provided that the use of said Authorized Sales Materials has been first approved for use by all appropriate regulatory agencies).

b.            It will furnish such proper information and execute and file such documents as may be necessary for the Partnership to qualify the Units for offer and sale under the securities laws of such jurisdictions as the Dealer-Manager may reasonably designate and will file and make in each year such statements and reports as may be required, it being understood that the Partnership will not be required to register the Offering under the Securities Act. The Partnership will furnish to the Dealer-Manager upon request a copy of such papers filed by the Partnership in connection with any such qualification.

c.            It will furnish copies of any proposed amendment or supplement of the Memorandum to the Dealer-Manager.

d.            If during the Offering, any event occurs as a result of which, in the opinion of either the Partnership or the Dealer-Manager, the Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in view of the circumstances under which they were made, not misleading, the Partnership will promptly notify the Dealer-Manager thereof (unless the information shall have been received from the Dealer-Manager) and will effect the preparation of an amended or supplemental Memorandum which will correct such statement or omission.

3.            Obligations and Compensation of Dealer-Manager

a.            The Partnership hereby appoints the Dealer-Manager as its agent and principal distributor for the purpose of selling the Units as set forth in the Memorandum) through Brokers, all of whom shall be members of FINRA and have entered into a Selected Intermediary Agreement (i) substantially in the form of the Selected Intermediary Agreement attached to this Agreement as Exhibit “A” or (ii) substantially similar in all material respects as determined by the Dealer-Manager, unless approved by the Partnership. The Dealer-Manager hereby accepts such agency and distributorship and agrees to use its best efforts to distribute the Units on such terms and conditions set forth in the Memorandum and any additional terms or conditions specified in Schedule 1 to this Agreement, as it may be amended from time to time. The Dealer-Manager represents to the Partnership that it is a member in good standing of FINRA and that it and its employees and representatives have all required licenses and registrations to act under this Agreement. With respect to the Dealer-Manager’s participation in the distribution of the Units in the Offering, the Dealer-Manager agrees to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations promulgated thereunder, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and all other state or federal laws, rules and regulations applicable to the Offering and the sale of Units, all applicable state securities or blue sky laws and regulations, and the rules of FINRA applicable to the Offering, from time to time in effect, including, without limitation, FINRA Rules 2040 and 2111. For the avoidance of doubt, the Dealer-Manager will not knowingly take any action that: (i) constitutes a public offering of or for the Units within the meaning of Section 4(a)(2) of the Securities Act or general solicitation of prospective investors in the Partnership within the meaning of Regulation D promulgated thereunder; (ii) causes the offering of the Units to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act; (iii) causes the Partnership to lose its exemption under Section 3(c)(7) of the 1940 Act; or (iv) causes the Units to be required to be registered under any non-U.S. laws.

b.            Promptly after the date of this Agreement, the Dealer-Manager shall commence the offering of the Units in the Offering in jurisdictions in which the Units are registered or qualified for sale or in which such offering is otherwise permitted through Brokers who have entered into a Selected Intermediary Agreement. The Dealer-Manager and the Brokers will immediately suspend or terminate offering of the Units upon request of the Partnership at any time and will resume offering the Units upon subsequent request of the Partnership.

c.            Except as may be provided in the Memorandum, which may be amended and restated from time to time the Partnership will pay or cause to be paid to the Dealer-Manager a fee for unitholder services (the “Servicing Fee”) solely with respect to its sales of Class D and Class S Units. Certain financial intermediaries may charge an upfront selling commissions, placement fees, subscription fees or similar fees. The Servicing Fees are as described in Schedule 1 to this Agreement. The Partnership will pay the Servicing Fees to the Dealer-Manager monthly in arrears. The Dealer-Manager may reallow all or a portion of the Servicing Fee to any Brokers who sold the Class D or Class S Units giving rise to a portion of such Servicing Fee to the extent the Selected Intermediary Agreement with such Broker provides for such a reallowance and such Broker is in compliance with the terms of such Selected Intermediary Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as the Broker who sold the Class D or Class S Units giving rise to a portion of the Servicing Fee is no longer the intermediary of record with respect to such Class D or Class S Units or the Broker no longer satisfies any or all of the conditions in its Selected Intermediary Agreement for the receipt of the Servicing Fee, then such Broker’s entitlement to the Servicing Fee related to such Class D and/or Class S Units, as applicable, shall cease in, and Broker shall not receive the Servicing Fee for the month or any portion thereof wherein Broker was no longer an intermediary of record or no longer satisfied any or all of the conditions set out in its Selected Intermediary Agreement (i.e., Servicing Fees are payable with respect to an entire month without any proration). Intermediary transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Servicing Fee may be reallowed to the then-current intermediary of record of the Class D and/or Class S Units, as applicable, if any such intermediary of record has been designated (the “Servicing Broker”), to the extent such Servicing Broker has entered into a Selected Intermediary Agreement or similar agreement with the Dealer-Manager (“Servicing Agreement”), such Selected Intermediary Agreement or Servicing Agreement with the Servicing Broker provides for such reallowance and the Servicing Broker is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer-Manager in good faith in their sole discretion. No Broker or Servicing Broker is entitled to any Servicing Fee with respect to Class I Units, Class B-1 Units or Class B-2 Units. The Dealer-Manager may also reallow some or all of the Servicing Fee to other qualified intermediaries who provide services with respect to the Units (who shall be considered additional Servicing Brokers) pursuant to a Servicing Agreement with the Dealer-Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Broker is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

d.            The terms of any reallowance of the Servicing Fee shall be set forth in the Selected Intermediary Agreement or Servicing Agreement entered into with the Brokers or Servicing Brokers, as applicable. The Partnership will not be liable or responsible to any Broker or Servicing Broker for any reallowance of Servicing Fee to such Broker or Servicing Broker, it being the sole and exclusive responsibility of the Dealer-Manager for payment of Servicing Fee to Brokers and Servicing Brokers after Dealer-Manager’s receipt of Servicing Fee from the Partnership. Notwithstanding the foregoing, at the discretion of the Partnership, the Partnership may act as agent of the Dealer-Manager by making direct payment of Servicing Fee to Brokers on behalf of the Dealer-Manager without incurring any liability. Further, the Dealer-Manager shall not be financially responsible for the amount of any Servicing Fee payable to Brokers until and unless it receives such amount from the Partnership. Further, neither the Dealer-Manager nor the Partnership is responsible for any transaction or other fees, including upfront placement fees or brokerage commissions, charged by Brokers. The Partnership may also pay directly or reimburse the Dealer-Manager for reasonable bona fide due diligence expenses incurred by any Broker as described in the Memorandum. The Dealer-Manager shall obtain from any Broker and provide to the Partnership a detailed and itemized invoice for any such due diligence expenses.

e.            The Dealer-Manager represents that it will comply fully with all applicable currency reporting, anti-money laundering, anti-corruption and anti-terrorist laws and regulations, and any other applicable laws, rules, regulations and interpretations of any other applicable regulatory or self-regulatory body.

f.            (i) The Dealer-Manager has in place internal controls, policies, and procedures (“AML Program”) that are reasonably designed to detect, identify, and report illegal activity, including money laundering and further represents that it has implemented, complies with and will comply with anti-money laundering policies and procedures that satisfy and will continue to satisfy the requirements of applicable anti-money laundering and “know your customer” laws, rules and regulations, including, without limitation, the U.S. International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, the U.S. Foreign Corrupt Practices Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), the U.S. International Emergency Economic Powers Act, and the U.S. Trading with the Enemy Act, as each may be amended from time to time.

(ii) The Dealer-Manager’s AML Program, at a minimum; (1) designates a compliance office to administer and oversee the AML Program; (2) provides ongoing employee training; (3) includes an independent audit function to test the effectiveness of the Program; (4) establishes internal policies, procedures, and controls that are tailored to its particular business; (5) includes a Customer Identification Program (“CIP”) consistent with the rules under Section 326 of the USA PATRIOT Act; (6) provides for the filing of all necessary anti-money laundering reports including, but not limited to, suspicious activity reports and (7) provides for screening Clients against the Office of Foreign Asset Control (“OFAC”) list and any other government list that is or becomes required under the USA PATRIOT Act. The Dealer-Manager acknowledges and agrees that it is responsible for monitoring and complying with anti-money laundering and CIP requirements applicable to all unitholders.

(iii) The Dealer-Manager represents and warrants that it has policies, procedures and internal controls in place that are reasonably designed to comply with the UK Bribery Act, the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), and, where applicable, legislation enacted by member States and signatories implementing the OECD Convention Combating Bribery of Foreign Officials, or any similar statute, rule or policy applicable in any jurisdiction in which Broker engages in any activity hereunder (collectively, the “Anti-Corruption Laws”). The Dealer-Manager represents and warrants that it has, and will maintain, at all times during the term of this Agreement, policies, procedures and internal controls in place that are reasonably designed to comply with applicable Anti-Corruption Laws, including applicable provisions of the FCPA.

g.            The Dealer-Manager represents and warrants to the Partnership that the information in the Memorandum and all other information furnished to the Partnership by the Dealer-Manager in writing expressly for use in the Memorandum, or any amendment or supplement thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

h.            The Dealer-Manager and all Brokers will offer and sell the Units at the prices per Unit as determined in accordance with the Memorandum.

i.            The Dealer-Manager may delegate the performance of any obligation under this Agreement to the General Partner, its affiliate or an authorized agent of the Dealer-Manager; for the avoidance of doubt, delegation of the performance of any obligation hereunder shall not relieve the Dealer-Manager of any obligation under this Agreement.

4.            Dealer-Manager Representations, Warranties and Covenants Regarding Rule 206(4)-1 under the Advisers Act.

a.            The Dealer-Manager represents and warrants to the Partnership that it will not engage or retain, or assign or delegate its rights or obligations hereunder to, any Broker to assist the Dealer-Manager in the offer, sale, marketing or promotion of Units without the prior written approval of the General Partner. Any approved Broker shall be required to enter into an agreement with the Dealer-Manager, which the Dealer-Manager shall use commercially reasonable efforts to cause to include representations, warranties and covenants sufficient for the Manager to be able to demonstrate its reasonable belief that, in connection with the services or activities performed by the Broker under such Selected Intermediary Agreement, the Broker will use its best efforts to ensure that each “endorsement” or “testimonial” (as defined in the Marketing Rule) complies with the requirements of the Marketing Rule. The Dealer-Manager will use commercially reasonable efforts to cooperate with the Manager’s requests for information required for purposes of compliance with the Marketing Rule.

b.            Dealer-Manager agrees to promptly notify the Partnership, General Partner and the Manager in the event that any of the representations and warranties set forth in a Selected Intermediary Agreement becomes materially inaccurate, or in the event that any covenant or condition on Broker’s part to be performed or satisfied has been breached or not satisfied in any material respect.

5.            Indemnification.

a.            To the extent permitted by the Partnership’s governing documents, and subject to the limitations below, the Partnership will indemnify and hold harmless the Dealer-Manager, its respective officers and directors and each person, if any, who controls the Dealer-Manager within the meaning of Section 15 of the Securities Act (the “Dealer-Manager Indemnified Persons”) from and against any losses, claims, damages or liabilities (“Losses”), joint or several, to which such Dealer-Manager Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Memorandum, or any amendment or supplement to either or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Memorandum, or any amendment or supplement to either or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (c) any material violation by the Partnership of any covenant, representation, warranty or agreement contained in this Agreement; or (d) any willful misconduct, fraud, gross negligence or material violation of any applicable law by the Partnership in the performance of, or failure to perform, its obligations under this Agreement; provided, that the Partnership will not be liable to and will not have any indemnification obligation to any Dealer-Manager Indemnified Person to the extent that such Loss was the direct result of such Dealer-Manager Indemnified Person’s material breach of this Agreement or the bad faith, fraud, willful misconduct, gross negligence or material violation of any applicable law by such Dealer-Manager Indemnified Person (“Dealer-Manager Disabling Conduct”); provided further, that any amounts for reimbursement of expenses advanced to a Dealer-Manager Indemnified Person resulting from this Section 5.a will be repaid to the Partnership in the event that such expenses resulted from Dealer-Manager Disabling Conduct. The Partnership will reimburse the Dealer-Manager Indemnified Persons for any legal or other expenses reasonably incurred by such Persons in connection with investigating or defending such Loss.

Notwithstanding the foregoing provisions of this Section 5.a., the Partnership will not be liable in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished (x) to the Partnership by the Dealer-Manager or (y) to the Partnership or the Dealer-Manager by or on behalf of any Broker specifically for use in the Memorandum, or any amendment or supplement or any Authorized Sales Materials, and, further, the Partnership will not be liable for the portion of any Loss in any such case if it is determined that such Broker or the Dealer-Manager was at fault in connection with such portion of the Loss, expense or action.

The foregoing indemnity agreement of this Section 5.a. is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Memorandum (or amendment or supplement thereto) that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an indemnified party from whom the person asserting any Losses purchased the Units that are the subject thereof, if a copy of the Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Partnership, but only if a copy of the Memorandum as so amended or supplemented had been supplied to the Dealer-Manager or the Broker prior to such acceptance.

b.            The Dealer-Manager will indemnify and hold harmless the Partnership, its officers and directors, and each person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act (the “Partnership Indemnified Persons”) from and against any Losses to which any of the Partnership Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Memorandum or any amendment or supplement to either or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Memorandum, any amendment or supplement to either or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Dealer-Manager specifically for use with reference to the Dealer-Manager in the preparation of the Memorandum, any amendment or supplement to either or in preparation of any Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Partnership or any use of “broker-dealer use only” materials with members of the public by the Dealer-Manager in the offer and sale of the Units or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Units to members of the public in such jurisdiction; or (d) any untrue statement made by the Dealer-Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Units; or (e) any material violation by the Dealer-Manager of any covenant, representation, warranty or agreement contained in this Agreement; or (f) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (g) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder; or (h) any willful misconduct, fraud, gross negligence or material violation of any applicable law by the Dealer-Manager in the performance of, or failure to perform, its obligations under this Agreement; provided, that the Dealer-Manager will not be liable to and will not have any indemnification obligation to any Partnership Indemnified Person to the extent that such Loss was the direct result of a Partnership Indemnified Person’s material breach of this Agreement or the bad faith, fraud, willful misconduct, gross negligence or material violation of any applicable law by such Person (“Partnership Disabling Conduct”); provided further, that any amounts for reimbursement of expenses advanced to a Partnership Indemnified Person resulting from this Section 5.b will be repaid to the Dealer-Manager in the event that such expenses resulted from Partnership Disabling Conduct; provided further that the Dealer-Manager’s obligation to indemnify the Partnership Indemnified Persons shall be limited to the extent of any fees earned and retained by the Dealer-Manager (excluding any fees re-allowed to Brokers) pursuant to this Agreement. The Dealer-Manager will reimburse the Partnership Indemnified Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Dealer-Manager may otherwise have.

c.            Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 5 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 5.e.) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

d.            The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

e.            The indemnity agreements contained in this Section 5 shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Partnership, the Dealer-Manager or any officer, trustee or director thereof, or by or on behalf of any person controlling the Partnership or the Dealer-Manager, (b) delivery of any Units and payment thereof, and (c) any termination of this Agreement. A successor of either party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 5.

6.            Survival of Provisions.

a.            The respective agreements, representations and warranties of the Partnership and the Dealer-Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Dealer-Manager or any Broker or any person controlling the Dealer-Manager or any Broker or by or on behalf of the Partnership or any person controlling the Partnership, and (b) the acceptance of any payment for the Units.

b.            The respective agreements of the Partnership and the Dealer-Manager set forth in Sections 3.c. through 3.i. and Sections 4 through 14 of this Agreement shall remain operative and in full force and effect regardless of any termination of this Agreement.

7.            Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of New York; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this Section. Venue for any action brought hereunder shall lie exclusively in New York, New York.

8.            Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

9.            Successors and Amendment.

a.            This Agreement shall inure to the benefit of and be binding upon the Dealer-Manager and the Partnership and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein.

b.            This Agreement may be amended by the written agreement of the Dealer-Manager and the Partnership.

c.            Schedule 1 may be amended from time to time with the written consent of the Partnership and the Dealer-Manager.

10.            Term and Termination. This Agreement shall become effective as of the date first written above and shall remain in force until the first anniversary of its effective date and shall thereafter continue in effect from year to year. Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof. The Agreement also may be terminated at any time, without the payment of any penalty, by the Partnership on not more than 60 days’ written notice to the Dealer-Manager. Upon expiration or termination of this Agreement, (a) the Partnership shall pay to the Dealer-Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer-Manager is or becomes entitled under Section 3 pursuant to the requirements of that Section 3 at such times as such amounts become payable pursuant to the terms of such Section 3, offset by any losses suffered by the Partnership or any officer or director of the Partnership arising from the Dealer-Manager’s breach of this Agreement or an action that would otherwise give rise to an indemnification claim against the Dealer-Manager under Section 5.b. herein, and (b) the Dealer-Manager shall promptly deliver to the Partnership all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer-Manager. The Dealer-Manager shall use its commercially reasonable efforts to cooperate with the Partnership to accomplish an orderly transfer of management of the Offering to a party designated by the Partnership.

11.            Confirmation. The Partnership hereby agrees and assumes the duty to confirm on its behalf and on behalf of Brokers who sell the Units all orders for purchase of Units accepted by the Partnership. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Partnership is advised of such laws in writing by the Dealer-Manager.

12.            Memorandum and Authorized Sales Materials. The Dealer-Manager agrees that it is not authorized or permitted to give and will not give, any information or make any representation concerning the Units except as set forth in the Memorandum and any Authorized Sales Materials. The Dealer-Manager further agrees (a) not to deliver any Authorized Sales Materials to any investor or prospective investor, to any intermediary that has not entered into a Selected Intermediary Agreement or Servicing Agreement, or to any representatives or other associated persons of such an intermediary, unless it is accompanied or preceded by the Memorandum as amended and supplemented, (b) not to show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Partnership and marked “broker only,” “dealer only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Units to members of the public and (c) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Brokers pursuant to the Selected Intermediary Agreement) any material or writing that is supplied to it by the Partnership if such material bears a legend denoting that it is not to be used in connection with the sale of Units to members of the public in such jurisdiction. The Dealer-Manager, in its agreements with Brokers, will include requirements and obligations of the Brokers similar to those imposed upon the Dealer-Manager pursuant to this section.

13.            Suitability of Investors. Unless agreed to in writing by the Partnership, the Dealer-Manager, in its agreements with Brokers, will require that the Brokers offer Units only to persons who meet the financial qualifications set forth in the Memorandum or in any suitability letter or memorandum sent to it by the Partnership and will only make offers to persons in the jurisdictions in which it is advised in writing that the Units are qualified for sale or that such qualification is not required. In offering Units, the Dealer-Manager, in its agreements with Brokers, will require that the Broker comply with the provisions of all applicable rules and regulations relating to suitability of investors, including, without limitation, the provisions of Exchange Act Rule 15l-1 (“Regulation Best Interest”) and applicable laws of the jurisdiction of which such investor is a resident. The Dealer-Manager, in its agreements with Brokers, will require that the Brokers shall sell Units only to those persons who are eligible to purchase such Units as described in the Memorandum and only through those Brokers who are authorized to sell such Units. The Dealer-Manager, in its agreements with the Brokers, shall require the Brokers to maintain a record of the information obtained to determine that an investor meets the financial qualification and suitability standards imposed on the offer and sale of the Units.

14.            Submission of Orders. The Dealer-Manager will require in its agreements with each Broker that each Broker comply with the submission of orders procedures set forth in the form of Selected Intermediary Agreement attached as Exhibit “A” to this Agreement, or such other form that is substantially similar in all material respects as determined by the Dealer-Manager. To the extent the Dealer-Manager is involved in the distribution process other than through a Broker, the Dealer-Manager will comply with such procedures related to a prospective investor’s submission of orders, and will require each person desiring to purchase Units in the Offering to complete and execute a subscription agreement as may be provided by the Partnership to the Dealer-Manager for use in connection with the Offering (a “Subscription Agreement”) and to deliver to the Dealer-Manager or as otherwise directed by the Dealer-Manager such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. If the Dealer-Manager receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in the form of Selected Intermediary Agreement, the Dealer-Manager shall return such Subscription Agreement and instrument of payment as described in the Memorandum.

15.            Notice. Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer-Manager:	Brookfield Oaktree Wealth Solutions LLC Attn: General Counsel 250 Vesey Street, 15th Floor New York, NY 10281 Email: BOWS.LR@brookfieldoaktree.com

If to the Partnership:	Brookfield Private Equity Fund Attn: Evita Ferreira Cc: Craig Ruckman 250 Vesey Street, 15th Floor New York, NY 10281 Email: Evita.ferreira@brookfield.com Craig.ruckman@brookfieldoaktree.com

[Signature Page Follows]

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

BROOKFIELD PRIVATE EQUITY FUND LP By: BROOKFIELD PRIVATE EQUITY FUND GP LLC, its general partner By: BROOKFIELD PRIVATE EQUITY FUND OFFICER GP LLC, its sole member

By:	/s/ David Nowak
	Name:	David Nowak
	Title:	Chief Executive Officer and President

Very truly yours,

BROOKFIELD PRIVATE EQUITY TE FEEDER FUND LP By: BROOKFIELD PRIVATE EQUITY FUND GP LLC, its general partner By: BROOKFIELD PRIVATE EQUITY FUND OFFICER GP LLC, its sole member

By:	/s/ David Nowak
	Name:	David Nowak
	Title:	Chief Executive Officer and President

[Signature Page to Dealer-Manager Agreement]

Accepted and agreed to as of the date first above written:

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

By:	/s/ Scott Richardson
	Name:	Scott Richardson
	Title:	Managing Director

Schedule 1

Compensation

I.	Servicing Fees

The Partnership will pay to the Dealer-Manager Servicing Fees, solely with respect to units sold by it, in amounts of (a) up to 0.85% of NAV per annum for Class S Units, accrued and payable monthly and (b) up to 0.25% of NAV per annum for Class D Units, accrued and payable monthly. Such Servicing Fee is calculated based on each Class’s NAV, which is the price at which the Fund sells and redeems its Units. The Partnership will not pay to the Dealer-Manager any Servicing Fees in respect of the purchase of any Class I Units, Class B-1 Units or Class B-2 Units.

II.	Brokerage Transaction Fees

The Dealer-Manager is authorized to enter into arrangements that allow the Broker to charge a transaction or other fee, including upfront placement fees or brokerage commissions, on sales of Units, to the extent the Memorandum discloses that such transaction or other fees may be charged for the relevant class of Units. The Dealer-Manager will require the Broker to represent that the Broker is acting solely as an agent for its customers with respect to their purchase or sale of Units and is not acting for the Broker’s own account. Any transaction or other fees, including upfront placement fees or brokerage commissions, charged by the Broker in connection with its sale of Units will be charged in a manner consistent with the Memorandum and applicable law and FINRA rules. Purchases and sales of such Units may only be executed as purchases or redemptions between the customer and the Partnership. The Broker shall not execute trades of Units between Unitholders.

Sch. 1-1

EXHIBIT A

FORM OF

SELECTED INTERMEDIARY AGREEMENT

Ladies and Gentlemen:

Brookfield Oaktree Wealth Solutions LLC, as Dealer-Manager (“Dealer-Manager”) for each of Brookfield Private Equity Fund LP (the “Fund”) and Brookfield Private Equity TE Feeder Fund LP (the “Feeder”), each a Delaware limited partnership (the Fund and the Feeder, collectively, the “Partnership”), invites you (the “Broker”) to participate in the offer and sale of limited partnership units of the Partnership (the “Units”) to certain of the Broker’s qualified customers (“Customers”) subject to the following terms.

1.	Dealer-Manager Agreement

The Dealer-Manager has entered into a Dealer-Manager Agreement (the “Dealer-Manager Agreement”) with the Partnership dated October 28, 2025, attached hereto as Exhibit A.

As described in the Dealer-Manager Agreement, the Partnership is conducting an ongoing private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which, for purposes of this Agreement, may consist of Class D Units, Class I Units and Class S Units (each a “Class”) and/or any other Units described in the Confidential Private Placement Memorandum of the Partnership (including any supplements and amendments thereto, all financial statements, appendices, and all other documents which are a part thereof) (“Memorandum”). For the avoidance of doubt, any reference to Class D Units, Class I Units and Class S Units shall include a reference to the corresponding Units in the Feeder of such classes. The differences between the classes of Units and the eligibility requirements for each class of Units are described in detail in the Memorandum.

Under the terms of the Offering, as set forth in the Memorandum, the Units will be offered and sold at the offering prices per Unit set forth in the Memorandum. In connection with the Offering, the minimum initial subscription amount by any one person shall be as set forth in the Memorandum.

By your acceptance of this Agreement, you will become one of the Brokers referred to in the Dealer-Manager Agreement between the Partnership and the Dealer-Manager. You acknowledge that the Dealer-Manager’s liability for the unitholder servicing fee (“Servicing Fee”) is limited solely to the proceeds of the Servicing Fee receivable from the Partnership, and you will not receive any reallowance of the Servicing Fee due until such time as the Dealer-Manager is in receipt of the Servicing Fee from the Partnership.

You hereby agree to use your best efforts to sell the Units for cash on the terms and conditions stated in the Memorandum. Nothing in this Agreement shall be deemed or construed to make you an employee, agent, representative or partner of the Dealer-Manager, the Partnership or any of their respective affiliates, and you are not authorized to act for the Dealer-Manager, the Partnership or any of their respective affiliates, or to make any representations on their behalf except as set forth in the Memorandum and in the printed sales literature or other materials which have been approved in advance in writing by the Partnership and appropriate regulatory agencies for use in the Offering (“Authorized Sales Materials”).

You acknowledge and agree that none of the Dealer-Manager, the Partnership or any of their respective affiliates are: (a) providing any advice or recommendations to any persons who purchase and/or hold Units through you pursuant to this Agreement (each such person, an “Investor”); (b) providing any custody services to any person, including any customers or clients of yours; and/or (c) acting as broker of record for any investor.

2.	Submission of Orders

(a)             Each person desiring to purchase Units in the Offering will be required to complete and execute a subscription agreement for an investment in Units (“Subscription Agreement”) and to deliver to the Broker such completed and executed Subscription Agreement together with a check or wire transfer (“Instrument of Payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. Purchase orders which include Instruments of Payment and a completed and executed Subscription Agreement in good order must be received prior to the close of regular trading on the New York Stock Exchange (the “NYSE”) (ordinarily 4:00 p.m., Eastern time) by (i) the Fund at least five (5) business days prior to the first calendar day of the month (unless waived by the Fund or its designee), or (ii) the Feeder at least seven (7) business days prior to the first calendar day of the month (unless waived by the Feeder or its designee). A “business day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York or Toronto, Canada are required or authorized by law to close. The parties acknowledge and agree that a Subscription Agreement is not received in “good order” unless it has been executed and completed with appropriate responses.

(b)             In addition, any redemption request must be made in accordance with the applicable procedures described in the Memorandum, the Fund redemption program (the “Redemption Program”) as described in the limited partnership agreement of the Fund (as may be amended, restated and/or supplemented from time to time, “Partnership Agreement”) and applicable law, rules and regulations. The parties acknowledge and agree that a redemption request is not received in “good order” unless the redemption request and all required documentation is complete and received by the Partnership or its transfer agent by the applicable redemption request deadline described in the Partnership’s Redemption Program and the Memorandum.

(c)             If the Broker receives a Subscription Agreement or Instrument of Payment not conforming to the foregoing instructions, the Broker shall return such Subscription Agreement and Instrument of Payment directly to such subscriber not later than the end of the next business day following its receipt. Subscription Agreements and Instruments of Payment received by the Broker which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 2. Transmittal of received investor funds will be made in accordance with the following procedures:

(i)             Where, pursuant to the Broker’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and Instruments of Payment are received from subscribers, Subscription Agreements and Instruments of Payment will be transmitted by the end of the next business day following receipt by the Broker for deposit to the Partnership or its agent as set forth in the Subscription Agreement or as otherwise directed by the Partnership.

(ii)             Where, pursuant to the Broker’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and Instruments of Payment will be transmitted by the end of the next business day following receipt by the Broker to the office of the Broker conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Instruments of Payment for deposit to the Partnership or its agent as set forth in the Subscription Agreement or as otherwise directed by the Partnership.

3.	Pricing

Except as otherwise provided in the Memorandum, the Units shall generally be offered at a purchase price equal to the Partnership’s then-current net asset value (“NAV”) per unit applicable to the class of Units being purchased (as calculated in accordance with the procedures described in the Memorandum). The Broker may also charge transaction or other fees, including upfront placement fees or brokerage commissions, in connection with the sale of Units as described in Schedule I attached hereto. For Unitholders who participate in the Partnership’s distribution reinvestment plan (“DRIP”), the cash distributions attributable to the class of Units that each Unitholder owns will be automatically re-invested in additional Units of the same class. The Units issued pursuant to DRIP (the “DRIP Units”) will be issued and sold to Unitholders of the Partnership at a purchase price equal to the most recent available NAV per unit for such Units and will be subject to the payment of unitholder servicing fees on such DRIP Units, as applicable to the relevant class of Units. The Units are nonassessable.

4.	Broker’s Compensation

Except as may be provided in the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales and ongoing Unitholder services rendered by the Broker hereunder, the Broker is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.

5.	Representations, Warranties and Covenants of Broker

In addition to the representations and warranties found elsewhere in this Agreement, the Broker represents, warrants, covenants and agrees that:

(a)             It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which the Broker is organized.

(b)             It is empowered under applicable laws and by the Broker’s organizational documents to enter into this Agreement and perform all activities and services of the Broker provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting the Broker’s ability to perform under this Agreement.

(c)             The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Units, will not constitute a breach of, or default under, any agreement or instrument by which the Broker is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.

(d)             All requisite actions have been taken to authorize the Broker to enter into and perform this Agreement.

(e)             It shall notify Dealer-Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Units offered hereunder against the Broker or its principals, affiliates, officers, directors, employees or agents, or any person who controls the Broker, within the meaning of Section 15 of the Securities Act.

(f)             It has developed and will continue to maintain policies and procedures reasonably designed to ensure material compliance with all laws applicable to the Broker’s obligations under this Agreement.

(g)             As of the date hereof and at any time during the term of this Agreement, any written information about the Broker that is furnished by the Broker for inclusion in the Offering Materials (as defined below) does not and will not contain any untrue statement of material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

(h)             Subject to the Broker’s compliance with the terms herein, the Broker is hereby authorized to offer and sell Units in the jurisdictions set forth on Schedule III attached hereto. Except for those jurisdictions listed on Schedule III hereto, the Broker will not offer, sell or distribute Units, or otherwise make any such Units available, in any jurisdiction outside of the United States or United States territories unless the Broker receives prior written consent from Dealer-Manager.

(i)             It acknowledges that the Dealer-Manager will enter into similar agreements with other broker-dealers, which does not require the consent of the Broker.

(j)             It is a broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and subject to FINRA Rule 2030 (“Rule 2030”). The Broker represents that it has policies and procedures to ensure compliance with Rule 2030 and is currently in compliance with Rule 2030. Moreover, the Broker represents that neither it nor any of its Covered Associates (i.e., any (i) general partner, managing member or executive officer of the Broker, as well as any person with a similar status or function, (ii) any associated person of the Broker who engages in distribution or solicitation activities with a government entity, (iii) any associated person of the Broker who supervises, directly or indirectly, the government entity distribution or solicitation activities of a person in (ii) above, and (iv) any political action committee controlled by the Broker or one of its Covered Associates) has made, directly or indirectly, any contributions that prohibit the Broker from engaging in solicitation activities for compensation under Rule 2030 (a “Triggering Contribution”). The Broker hereby agrees that neither it nor its Covered Associates will make a Triggering Contribution or violate Rule 2030 while engaged hereunder. If the Broker breaches this provision and becomes aware of a Triggering Contribution or a violation of Rule 2030, it shall promptly provide written notice to the Dealer-Manager of the nature of the ban or violation.

(k)             It is (A) duly registered as a broker-dealer with the U.S. Securities and Exchange Commission (the “SEC”) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is duly registered as a broker-dealer under the laws of each state and, to the extent required, the equivalent thereof in any other jurisdiction or (B) duly registered under the laws and, to the extent required, in any applicable non-U.S. jurisdiction (including the jurisdictions listed on Schedule III), which require such registration in connection with the services to be provided by the Broker hereunder.

(l)             It will conduct its activities in accordance with all applicable U.S. and non-U.S. securities laws and other applicable legal and regulatory requirements in any jurisdiction where Units are marketed, and the Broker will not take any action that: (A) constitutes a public offering of or for the Units within the meaning of Section 4(a)(2) of the Securities Act or general solicitation of prospective investors in the Partnership within the meaning of Regulation D promulgated thereunder; (B) causes the Offering of the Units to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act; (C) causes the Partnership to lose its exemption under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”); or (D) cause the Units to be required to be registered under any non-U.S. laws (including, for the avoidance of doubt, the laws of any jurisdiction listed on Schedule III attached hereto).

(m)             It covenants that with respect to any statement by the Broker or any Affiliated Promoter (as defined below) (or any of their respective representatives or agents, in their capacities as such) that it disseminates to any prospective Investor (or any of its representatives or agents, in their capacities as such), in connection with the services or activities performed by the Broker or any Affiliated Promoter under this Agreement, that is an “endorsement” or “testimonial” (as defined in Rule 206(4)-1 under the Advisers Act (the “Marketing Rule”), of or relating to the Fund, the Feeder, Brookfield Asset Management Private Institutional Capital Adviser (Private Equity), L.P. (the “Manager”) or any of its officers or employees (any such statement, a “Promotional Statement”), the Broker shall use best efforts to ensure, and shall cause any Affiliated Promoter to use best efforts to ensure, that each Promotional Statement: (A) is in substantially the form set forth on Schedule VI, (B) complies with the requirements applicable to “advertisements” under the Marketing Rule (as such term is defined in the Marketing Rule), (C) does not include any untrue statement of material fact, and (D) is not materially misleading, which shall exclude documents and statements prepared by Dealer-Manager, the Manager (or its affiliates), including the Memorandum, that Dealer-Manager and Manager have authorized Broker to disseminate to prospective investors (or their representatives or agents) but excluding any information or statement in any of the foregoing that was prepared, added or substantially modified by the Broker or an affiliate thereof), and satisfies clauses (A) through (D) in this sentence. “Affiliated Promoter” means any affiliate of the Broker (x) to which the Broker assigns or delegates its rights or obligations under this Agreement, (y) that is engaged or retained by the Broker in connection with the solicitation or referral of prospective investors or to otherwise assist the Broker in performing its obligations or services under this Agreement or (z) that is designated by the Broker to receive all or a portion of any fees contemplated hereunder, directly or indirectly, in connection with the solicitation or referral of prospective Investors. For the avoidance of doubt, the term “Affiliated Promoter” shall exclude any officer, employee, agent or representative of the Broker or an Affiliated Promoter who gives or disseminates Promotional Statements solely in his or her capacity as such.

(n)             It covenants that, at all times during which the Broker or any Affiliated Promoter gives or disseminates Promotional Statements, the Broker shall maintain, and shall cause such Affiliated Promoter to maintain, policies and procedures that (A) are reasonably designed to prevent the Broker, such Affiliated Promoter and any of their respective personnel who give or disseminate Promotional Statements on their behalf from giving or disseminating statements that violate anti-fraud provisions under applicable securities laws and FINRA Rule 2210 and (B) apply to communications by the Broker and such Affiliated Promoter (as applicable) to prospective investors that are subject to such anti-fraud provisions and FINRA Rule 2210.

(o)             It covenants that it will use its best efforts, and will cause any Affiliated Promoter that is duly registered as a broker-dealer with the SEC pursuant to the Exchange Act to use its best efforts, to ensure that any Promotional Statement made or disseminated by Broker, or by such Affiliated Promoter (as applicable) (or any representative or agent acting on its and/or their behalf), to a prospective investor who is a “retail customer”, as defined in Rule 15l-1 under the Exchange Act (“Regulation Best Interest”), shall be treated as a recommendation subject to Regulation Best Interest.

(p)             It covenants that it shall ensure, and shall cause any Affiliated Promoter to ensure, that at the time any Promotional Statement is disseminated to a prospective investor (or its representative or agent, in their capacities as such), unless such Promotional Statement constitutes a recommendation subject to Regulation Best Interest, the Broker or any Affiliated Promoter (as applicable) or any representative or agent acting on their behalf will disseminate to such prospective investor (or its representative or agent, as applicable) disclosure that discloses: (A) that the Promotional Statement was given by a current client or investor of the Manager, or that the Promotional Statement was given by a person other than a current client or investor of the Manager, as applicable, (B) that cash or non-cash compensation was provided for the Promotional Statement and (C) a brief statement of any material conflicts of interest on the part of the person giving the Promotional Statement resulting from the Manager’s relationship with such person. Any such disclosure must be made clearly and prominently, it being understood that in order for such disclosure to be made “clearly and prominently” for this purpose, the disclosure must be at least as prominent as the relevant Promotional Statement and must be included within such Promotional Statement itself or, in a case where the relevant Promotional Statement is made orally, provided at the same time as the Promotional Statement.

(q)             It shall promptly respond to and comply with any request made by the Manager or Dealer-Manager for information or documentation that would reasonably facilitate the Manager’s compliance with its obligations under the Marketing Rule and under related recordkeeping provisions of Rule 204-2 under the Advisers Act.

(r)             Except for Waived Disqualifying Events (as defined herein) disclosed in Schedule V, no Broker Covered Person (as defined herein) is subject to an event described in Rule 506(d)(1)(i)-(viii) (“Rule 506(d)(1)”) of Regulation D promulgated under the Securities Act (“Disqualifying Events”) that would result in disqualification under Rule 506(d)(1) of the Partnership’s use of the Rule 506 exemption under the Securities Act for the sale of Units therein. For purposes of this section, “Broker Covered Person” means (A) the Broker; (B) any person who through Broker has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities; (C) any general partner or managing member of any person described in (A) or (B); (D) any director, executive officer or other officer participating directly or indirectly in the offering of the Units of any person described in (A), (B) or (C); and (E) any Affiliated Promoter. For purposes of the foregoing, “executive officer” shall have the meaning ascribed to it in Rule 504 under the Securities Act. For so long as the Broker is participating in the Offering, upon the Dealer-Manager’s request pursuant to this Agreement, the Broker shall provide the Dealer-Manager written confirmation that the representations in this Section 5(r) are true and correct by delivering a certificate in the form attached hereto as Schedule IV. In addition, the Broker shall promptly inform the Dealer-Manager in writing if (x) any of the representations contained in Schedule IV shall no longer be entirely true, accurate and complete in any respect or (y) a Broker Covered Person is subject to a Disqualifying Event or receives any waivers granted by: (1) the SEC under Rule 506(d)(2)(ii); or (2) any court or regulatory authority under Rule 506(d)(2)(iii).

(s)             For purposes of this Agreement, “Waived Disqualifying Event” means a Disqualifying Event that would have triggered disqualification under Rule 506(d)(1) except that such Disqualifying Event has been waived by a waiver, order, judgment or decree granted under Rule 506(d)(2)(ii) or (iii) (“Rule 506(d)(2)(ii)-(iii)”) of Regulation D and the Broker and all Broker Covered Persons (to the extent applicable) have complied with and are complying with the terms and conditions of any applicable waiver, order judgment or decree and such waiver, order, judgment or decree has not been revoked or further conditioned. The Broker shall provide the Dealer-Manager with a copy of the applicable waiver, order, judgment or decree granted under Rule 506(d)(2)(ii)-(iii) with respect to a Waived Disqualifying Event. To the extent that a condition of a waiver, order, judgment or decree applicable to a Waived Disqualifying Event requires disclosure to prospective Investors in the Partnership, the Broker agrees that the description on Schedule V hereto of the Waived Disqualifying Event complies with the requirements of the applicable waiver, order, judgment or decree granted under Rule 506(d)(2)(ii)-(iii) and the Broker authorizes the disclosure of any descriptions on Schedule V to current and prospective investors of the Partnership.

(t)             It shall promptly notify the Partnership and the Manager if it becomes aware of any future Disqualifying Event with respect to the Broker or any Broker Covered Person.

(u)             It shall promptly notify the Partnership and the Manager if it becomes aware of any future event that would give rise to a statutory disqualification, as defined under Section 3(a)(39) of the Exchange Act.

(v)             Unless prohibited under applicable law, it shall advise the Dealer-Manager promptly of (a) the receipt by the Broker of any communication specifically with respect to the offering of Units from the SEC, any state securities commissioner or any other regulatory authority in any other jurisdiction and (b) the threat or commencement of any lawsuit, proceeding or investigation to which the Broker is a party specifically with respect to the offering of Units.

(w)             Notwithstanding any instruction to the contrary, Broker shall comply with all applicable abandoned property, escheat or similar laws, and none of the Dealer-Manager, the Partnership or the Manager shall be liable to any party or any investor for any funds from the account(s) of any such investor’s Units pursuant to this Agreement or any applicable abandoned property, escheat or similar law.

(x)             Upon the Dealer-Manager’s request, it shall provide the Dealer-Manager, (A) a certificate with such customary representations as the Partnership or its counsel may reasonably request, so as to warrant that Broker’s activities hereunder were carried out in compliance with applicable laws and the terms of this Agreement and (B) such further information and documents as are reasonably necessary or appropriate for the Partnership and/or its counsel to determine that the representations and warranties made in this Agreement continue to be true and correct. In addition, Broker shall promptly inform the Dealer-Manager in writing if any of the representations contained in the certificate shall no longer be entirely true, accurate and complete in any respect.

(y)             Throughout the term of this Agreement, the representations and warranties of Broker in this Agreement shall be true and correct in all material respects. For as long as this Agreement is in effect, Broker agrees to promptly notify the Dealer-Manager and the Manager in the event that any of the representations and warranties set forth herein becomes materially inaccurate, or in the event that any covenant or condition on the Broker’s part to be performed or satisfied has been breached or not satisfied in any material respect.

(z)             It is acting solely as an agent for its customers with respect to their purchase or sale of Units and is not acting for the Broker’s own account. Any transaction or other fees, including upfront placement fees or brokerage commissions, charged by the Broker in connection with its sale of Units will be charged in a manner consistent with the Memorandum, applicable law and FINRA rules.

6.	Indemnification

(a)             The Dealer-Manager will indemnify and hold harmless the Broker, its respective officers and directors and each person, if any, who controls the Broker within the meaning of Section 15 of the Securities Act (as applicable, the “Broker Indemnified Persons”), from and against any losses, claims, damages or liabilities (“Losses”) to which any of the Broker Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Memorandum or any amendment or supplement to either or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Memorandum, any amendment or supplement to either or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Dealer-Manager specifically for use with reference to the Dealer-Manager in the preparation of the Memorandum, any amendment or supplement to either or in preparation of any Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Partnership or any use of “broker-dealer use only” materials with members of the public by the Dealer-Manager in the offer and sale of the Units or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Units to members of the public in such jurisdiction; or (d) any untrue statement made by the Dealer-Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Units; or (e) any material violation by the Dealer-Manager of any covenant, representation, warranty or agreement contained in this Agreement; or (f) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (g) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder; or (h) any willful misconduct, fraud, gross negligence or material violation of any applicable law by the Dealer-Manager in the performance of, or failure to perform, its obligations under this Agreement; provided, that the Dealer-Manager will not be liable to and will not have any indemnification obligation to any Broker Indemnified Person to the extent that such Loss was the direct result of such Broker Indemnified Person’s material breach of this Agreement or the bad faith, fraud, willful misconduct, gross negligence or material violation of any applicable law by such Broker Indemnified Person (a “Broker Disabling Conduct”), as applicable; provided further, that any amounts for reimbursement of expenses advanced to a Broker Indemnified Person resulting from this Section 6(a) will be repaid to the Dealer-Manager in the event that such expenses resulted from Broker Disabling Conduct; provided further that the Dealer-Manager’s obligation to indemnify the Broker Indemnified Persons shall be limited to the extent of any fees earned and retained by the Dealer-Manager (excluding any fees re-allowed to the Broker) pursuant to the Dealer-Manager Agreement. The Dealer-Manager will reimburse the Broker Indemnified Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Dealer-Manager may otherwise have.

(b)             The Broker will indemnify and hold harmless the Partnership, its officers and directors, and each person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act (the “Partnership Indemnified Persons”) and the Dealer-Manager, its respective officers and directors and each person, if any, who controls the Dealer-Manager within the meaning of Section 15 of the Securities Act (the “Dealer-Manager Indemnified Persons”) from and against any Losses to which a Partnership Indemnified Person or Dealer-Manager Indemnified Person, as applicable, may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Memorandum, or any amendment or supplement to either or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Memorandum, or any amendment or supplement to either or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Partnership or the Dealer-Manager by or on behalf of the Broker specifically for use with reference to the Broker in the preparation of the Memorandum, any amendment or supplement either or in preparation of any Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Partnership or any use of “broker-dealer use only” materials with members of the public by the Broker in the offer and sale of the Units or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Units to members of the public in such jurisdiction; or (d) any untrue statement made by the Broker or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Units; or (e) any material violation by the Broker of any covenant, representation, warranty or agreement contained in this Agreement; or (f) any failure or alleged failure to comply with all applicable laws, including, without limitation, laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (g) any other failure or alleged failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder; or (h) any willful misconduct, fraud, gross negligence or material violation of any applicable law by the Broker in the performance of, or failure to perform, its obligations under this Agreement; provided, that the Broker will not be liable to and will not have any indemnification obligation to any Partnership Indemnified Person or Dealer-Manager Indemnified Person to the extent that such Loss was the direct result of a Partnership Indemnified Person’s material breach of this Agreement or the bad faith, fraud, willful misconduct, gross negligence or material violation of any applicable law by such Partnership Indemnified Person (a “Partnership Disabling Conduct”) or a Dealer-Manager Indemnified Person’s material breach of this Agreement or the bad faith, fraud, willful misconduct, gross negligence or material violation of any applicable law by such Dealer-Manager Indemnified Person (a “Dealer-Manager Disabling Conduct”), as applicable; provided further, that any amounts for reimbursement of expenses advanced to a Partnership Indemnified Person or Dealer-Manager Indemnified Person resulting from this Section 6(b) will be repaid to the Broker in the event that such expenses resulted from Partnership Disabling Conduct or Dealer-Manager Disabling Conduct, as applicable. The Broker will reimburse each Partnership Indemnified Person and Dealer-Manager Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Broker may otherwise have.

(c)             Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 6(e)) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

(d)             The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(e)             The indemnity agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Broker, or any person controlling the Broker or by or on behalf of the Partnership, the Dealer-Manager or any officer, trustee or director thereof, or by or on behalf of any person controlling the Partnership or the Dealer-Manager, (b) delivery of any Units and payment thereof, and (c) any termination of this Agreement. A successor of either party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 6.

7.	Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Partnership, which reserves the right to reject any order for any reason or no reason including, without limitation, orders not accompanied by an executed Subscription Agreement in good order or without the required Instrument of Payment in full payment for the Units. Issuance and delivery of the Units will be made only after actual receipt of payment therefor. If any check is not paid upon presentment, or if the Partnership is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Units, the Partnership reserves the right to cancel the sale without notice.

8.	Memorandum and Authorized Sales Materials; Compliance with Laws

(a)             The Broker, including any of its principals, directors, officers and employees, is not authorized or permitted to give and will not give, any information or make any representation (written or oral) concerning the Units, the Partnership, the Dealer-Manager, the Manager and/or Brookfield Private Equity Fund GP LLC (the “General Partner” and, together with the Dealer-Manager, the Partnership and the Manager, collectively, the “Brookfield Parties”) except as set forth in the Memorandum and any Authorized Sales Materials. The Dealer-Manager will supply the Broker with reasonable quantities of the Memorandum, any supplements thereto and any amended Memorandum, as well as any Authorized Sales Materials (the Memorandum and the Authorized Sales Materials, as the same may be amended or supplemented, are referred to herein collectively as the “Offering Materials”) for delivery to current and prospective investors.

(b)             The Broker agrees that it shall have delivered (i) to each investor to whom an offer to purchase the Units is made, as of the time of such offer, a copy of the Subscription Agreement and Memorandum and all supplements thereto and any amended Memorandum that have then been made available to the Broker by the Dealer-Manager and (ii) to each investor that subscribes for an order to purchase Units, as of the time the Partnership accepts such investor’s order to purchase the Units within the timeframes described in the Memorandum, a copy of the Memorandum and all supplements thereto and any amended Memorandum that have then been made available to the Broker by the Dealer-Manager. The Broker further agrees, on an ongoing basis, to deliver to each investor copies of all supplements and amendments to the Memorandum that are delivered or made available to the Broker by the Dealer-Manager. The Broker agrees that it will not send or give any supplement to the Memorandum or any Authorized Sales Materials to an investor unless it has previously sent or given a Memorandum and all previous supplements thereto and any amended Memorandum to that investor or has simultaneously sent or given a Memorandum and all previous supplements thereto and any amended Memorandum with such supplement to the Memorandum or Authorized Sales Materials. The Broker agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer-Manager and marked “broker only”, or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Units to end investors. The Broker agrees that it will not show or give to any current or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer-Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Units to end investors in such jurisdiction. The Broker agrees that it will not use in connection with the offer or sale of Units any material or writing which relates to another issuer supplied to it by the Partnership or the Dealer-Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the issuer to which it relates. The Broker further agrees that it will not use in connection with the offer or sale of Units any materials or writings which have not been previously approved by the Dealer-Manager or the Partnership in writing.

(c)             With respect to each investor who purchases Units, the Broker confirms it: (i) reasonably believes that the information and representations in the Subscription Agreement made by and concerning the investor identified in the Subscription Agreement are true, correct and complete in all material respects; (ii) has offered the investor the opportunity to discuss such investor’s prospective purchase of Units; (iii) has delivered or made available a current Memorandum and related supplements, if any, to such investor; (iv) has reasonable grounds to believe that the investor is purchasing the Units for the investor’s own account; and (v) has a reasonable basis to believe that the purchase of Units is an appropriate investment for such investor. The above representations shall be true and correct with respect to each investor as of each date that such investor’s Subscription Agreement is provided to the Dealer-Manager.

(d)             On becoming a Broker, and in offering and selling Units, the Broker agrees to comply with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated under both such acts, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state, federal, foreign and other laws and regulations applicable to the Offering, the sale of Units or the activities of the Broker pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, as amended (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (d) this Agreement and the Memorandum as amended and supplemented. Notwithstanding the termination of this Agreement or the payment of any amount to the Broker, the Broker agrees to pay the Broker’s proportionate unit of any claim, demand or liability asserted against the Broker and the other Brokers on the basis that such Brokers or any of them constitute an association, unincorporated business or other separate entity, including in each case such Broker’s proportionate unit of any expenses incurred in defending against any such claim, demand or liability.

(e)             The Broker and the Dealer-Manager further agree to the following terms:

(i)             The Broker agrees that it (1) will maintain written policies and procedures covering the delivery of electronic offering documents and the use of electronic signatures, (2) will comply with all applicable SEC rules and guidelines pertaining to electronic delivery of the Memorandum and Authorized Sales Materials and electronic signature of the Subscription Agreement, (3) acknowledges that it is acting as an agent of the Partnership only with respect to the delivery of the Memorandum and Authorized Sales Materials electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its actions are in compliance with the Dealer-Manager Agreement and this Agreement and (4) will also comply, as applicable, with The Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transaction Act and any other applicable law.

(ii)             In consideration of the foregoing, the Dealer-Manager hereby agrees that it will not reject a subscription on account of an electronic signature if such signature was obtained in the manner set forth in this Section 8.

9.	License and Association Membership

The Broker’s acceptance of this Agreement constitutes a representation to the Partnership and the Dealer-Manager that the Broker is a properly registered or licensed broker-dealer, duly authorized to sell Units under federal and state securities laws and regulations, and foreign laws (including the laws of the jurisdictions listed on Schedule III), if applicable, and in all states or jurisdictions where it offers or sells Units, and that it is a member in good standing of FINRA and that it has obtained all necessary approvals, licenses and permits required for it to enter into this Agreement and engage in the offer and sale of securities of the type represented by the Units and shall maintain such approvals, licenses and permits for so long as this Agreement is in effect, and it further represents and warrants that it will notify the Dealer-Manager immediately at such time, if any, as it ceases to hold any such necessary approval, license or permit. This Agreement shall automatically terminate if the Broker ceases to be a member in good standing of FINRA. The Broker agrees to notify the Dealer-Manager immediately if the Broker ceases to be a member in good standing of FINRA. The Broker also hereby agrees to abide by the rules of FINRA, including FINRA Rules 2040, and 2111.

10.	Limitation of Offer; Suitability

(a)             The Broker will offer Units (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who meet the financial qualifications and suitability standards set forth in the Memorandum, this Agreement or in any suitability letter or memorandum sent to it by the Partnership or the Dealer-Manager and will only make offers to persons in the jurisdictions in which it is advised in writing by the Dealer-Manager that the Units are qualified for sale under the respective securities laws of such jurisdiction or that such qualification is not required and in which the Broker has all required licenses and registrations to offer Units in such jurisdictions (including the jurisdictions listed on Schedule III). In offering Units, the Broker will comply with the provisions of the rules set forth in the FINRA Manual, Regulation Best Interest, as well as all other applicable rules and regulations relating to suitability of investors. Nothing contained in this section shall be construed to relieve the Broker of its suitability obligations under Regulation Best Interest or FINRA Rule 2111.

(b)             The Broker further represents, warrants and covenants that neither the Broker, nor any person associated with the Broker, shall offer or sell Units in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Memorandum; (b) applicable laws of the jurisdiction of which such investor is a resident; (c) applicable provisions of Regulation Best Interest; or (d) applicable FINRA rules. The Broker agrees to ensure that, in recommending the purchase, sale or exchange of Units to an investor, the Broker, or a person associated with the Broker, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Partnership) concerning his or her age, investment objectives, other investments, financial situation and needs and any other information known to the Broker, or person associated with the Broker, that (i) the investor can reasonably benefit from an investment in the Units based on the investor’s overall investment objectives and portfolio structure, (ii) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation and (iii) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Units, (C) the lack of liquidity of the Units, (D) the background and qualifications of the Manager or the persons responsible for directing and managing the Partnership and (E) the tax consequences of an investment in the Units. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Units or by the beneficiary of such fiduciary account. The Broker further represents, warrants and covenants that the Broker, or a person associated with the Broker, will make every reasonable effort to determine the suitability and appropriateness of an investment in Units of each proposed investor, in accordance with the foregoing standards, by reviewing documents and records, which in accordance with applicable law, contain the basis upon which the determination as to the appropriateness of such investment was reached as to each purchaser of Units pursuant to a subscription solicited by the Broker, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereafter established.

(c)             The Broker will sell Class S Units, Class D Units and Class I Units only to the extent approved by the Dealer-Manager as set forth on Schedule I to this Agreement, and to the extent approved to sell Class D Units and Class I Units pursuant to this Agreement, sell such Units only to those persons who are eligible to purchase Class D Units and Class I Units as described in the Memorandum. Nothing contained in this Agreement shall be construed to impose upon the Partnership or the Dealer-Manager the responsibility of assuring that prospective investors meet the suitability standards in accordance with the terms and provisions of the Memorandum. The Broker shall not purchase any Units for a discretionary account without obtaining the prior written approval of the Broker’s customer and such customer’s completed and executed Subscription Agreement. The Broker agrees to comply with the record-keeping requirements imposed by (a) federal and state securities laws and the rules and regulations thereunder and (b) the applicable rules of FINRA (together, the “Suitability Records”) of the information used to determine that an investment in Units is suitable and appropriate for each subscriber for a period of six (6) years from the date of the sale of the Units. The Broker further agrees to make the Suitability Records available to the Dealer-Manager and the Partnership upon request and to make them available to representatives of the SEC and FINRA and applicable state securities administrators upon the Broker’s receipt of a subpoena or other appropriate document request from such agency.

(d)             The Broker further represents that it understands that the Units have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Memorandum.

(e)             The Units offered by the Broker shall be offered only to Customers who are both “accredited investors” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and “qualified purchasers” as such term is defined in Section 2(a)(51) of the 1940 Act. Neither the Broker nor any person acting on its behalf, has (i) offered or sold or shall offer or sell the Units by any form of general solicitation or general advertising, including, without limitation, the methods described in Rule 502(c) of Regulation D promulgated under the Securities Act, or (ii) taken or will take any action, directly or indirectly, so as to cause the transactions contemplated by this Agreement to fail to qualify for the exemption under Section 4(a)(2) of the Securities Act. The Broker shall offer the Units in accordance with U.S. federal securities laws, the securities laws of any state and the securities laws of any other jurisdiction in which it markets or solicits purchasers for such Units. The Broker shall not knowingly take any action that would place any Brookfield Party or any affiliate thereof in violation of any U.S. federal or state law. The Broker shall not refer to any Brookfield Party or solicit any Customer through the use of any general advertising, publicity, general solicitation, or other similar means.

(f)             The Broker will only make available the Authorized Sales Materials and the Memorandum to qualified clients: (i) with whom it has a “pre-existing, substantive relationship” (as such term is used in related guidance published by the staff of the SEC); and (ii) who meet the financial qualifications, accreditation and suitability standards set forth in the Memorandum or as otherwise required for compliance with applicable local law, regulation and/or accepted market practice (including, for the avoidance of doubt, accreditation standards and/or minimum investment requirements). For the avoidance of doubt, the Broker will not engage in marketing, solicitations or any other conduct that elicits obligations to limit the number of offerees and/or investors in accordance with applicable local law, regulation and/or accepted market practice.

11.	Disclosure Review; Confidentiality of Information

(a)             The Broker agrees that it has performed due diligence, made reasonable inquiry and has reasonable grounds to believe, based on the information made available to it through the Memorandum or other materials, that all material facts are adequately and accurately disclosed in the Memorandum and provide a basis for evaluating the Units. In making this determination, the Broker has evaluated, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the General Partner and the Manager, conflicts of interest and risk factors, and appraisals and other pertinent reports. If the Broker relies upon the results of any inquiry conducted by another member or members of FINRA, the Broker shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer-Manager or the General Partner or an affiliate of the General Partner.

(b)             It is anticipated that (i) the Broker and the Broker’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of the Broker that are conducting a due diligence inquiry on behalf of the Broker and (ii) persons or committees, as the case may be, responsible for determining whether the Broker will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Brookfield Parties or their respective affiliates, in connection with such Diligence Representatives’ diligence review. Such Diligence Representatives are bound by the terms of this Section 11, and the Broker will be responsible for any breach by such persons of these confidentiality obligations. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Brookfield Parties or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Brookfield Parties or their respective affiliates; (iii) information concerning the business and affairs of the Brookfield Parties or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented; (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. The Broker agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with the Broker’s due diligence inquiry. The Broker agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to the Broker’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Units. The Broker further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of the Broker’s due diligence inquiry and (b) informing each recipient of such Confidential Information of the Broker’s confidentiality obligation. The Broker acknowledges that the Broker or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Partnership, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. The Broker acknowledges that Broker or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Partnership, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. The Broker acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Partnership to comply therewith.

(c)             Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Partnership or the Dealer-Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the SEC or FINRA), provided that the Broker shall notify the Dealer-Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).

12.	Broker’s Compliance with Anti-Money Laundering Rules and Regulations

(a)             The Broker hereby represents that it has complied and will comply with Section 326 of the USA PATRIOT Act and the implementing rules and regulations promulgated thereunder in connection with the Broker’s anti-money laundering obligations. The Broker hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, applicable rules of FINRA, and the USA PATRIOT Act and the implementing rules and regulations promulgated thereunder.

(b)             The Broker further represents that its AML Program, at a minimum, (1) designates a compliance officer to administer and oversee the AML Program, (2) provides ongoing employee training, (3) includes an independent audit function to test the effectiveness of the AML Program, (4) establishes internal policies, procedures, and controls that are consistent with Dealer’s obligations under this Agreement, (5) includes a customer identification program consistent with the rules under Section 326 of the USA PATRIOT Act, (6) provides for the filing of all necessary anti-money laundering reports including, but not limited to, currency transaction reports and suspicious activity reports, (7) provides for compliance with applicable economic sanctions issued by the U.S., including without limitation those administered and enforced by the Office of Foreign Asset Control (“OFAC”), the U.K., including without limitation those administered and enforced by His Majesty’s Treasury, the E.U., E.U. member states and the U.N. (collectively, “Economic Sanctions”), including, without limitation, screening all new and existing Customers and Customer’s beneficial owners, if any, against the list of specially designated nationals and blocked persons, and any other government list that is or becomes required under the Economic Sanctions, and (8) prescribes that appropriate regulators be permitted to examine the Broker’s AML books and records and that the Broker will promptly fulfill appropriate requests by such regulators for information about its AML Program. Customer identification information will be retained for a period of not less than five years, following the termination of the customer’s relationship with the Broker. The Broker further has policies and procedures reasonably designed to comply with the Financial Crimes Enforcement Network’s Customer Due Diligence Rule, including identifying and verifying the identity of beneficial owners of legal entity customers, and the Broker will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law.

(c)             The Broker has implemented policies, procedures and internal controls reasonably designed to identify higher risk clients, and to perform enhanced due diligence on such clients, including politically exposed persons. In accordance with such implemented policies, procedures and internal controls, applicable laws and regulations and its AML Program, the Broker shall monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA PATRIOT Act as potential signals of money laundering or terrorist financing.

(d)             Upon request by the Dealer-Manager at any time, the Broker hereby agrees to furnish (a) a copy of its AML Program to the Dealer-Manager for review, (b) a copy of the findings and any remedial actions taken in connection with the Broker’s most recent independent audit of its AML Program and (c) a written certification that the Broker has implemented its AML Program and performed all other obligations of the Broker pursuant to the terms of this Section 12. The Broker agrees to notify the Dealer-Manager immediately if the Broker is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.

(e)             The Broker hereby acknowledges and agrees that it (and not any Brookfield Party or the Partnership’s transfer agent or other service provider) is responsible for reviewing and monitoring Customers and complying with AML Rules and Regulations, including customer identification program requirements, with respect to Customers in connection with this Agreement.

(f)             The Broker does not know or have any reason to suspect that any of the beneficial owners, controllers, authorized persons, or other entities associated with any Customer investing in the Partnership (including any beneficial owner(s) thereof): (i) appears on OFAC’s Specially Designated Nationals and Blocked Persons List; (ii) is named on any list of sanctioned entities or individuals pursuant to E.U. and/or U.K. regulations (as the latter are extended by statutory instrument to the Cayman Islands by Statutory Instrument); (iii) is operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United Nations, OFAC, the E.U., the U.S. and/or the U.K. apply; or (iv) is otherwise subject to sanctions imposed by, or is a party with which the Partnership is prohibited to deal with under the laws of, the United Nations, OFAC, the E.U. or the U.K., which may be amended from time to time (collectively, a “Sanctions Subject”).

(g)             The Broker does not know or have any reason to suspect that the monies used to fund any Customer’s investment in the Partnership is derived, directly or indirectly, from, invested for the benefit of, or related in any way to: (i) any criminal, terrorist or other illegal activities, including but not limited to, money laundering activities, whether under U.S. law or otherwise; and/or (ii) a Sanctions Subject (or are made on behalf of, or are controlled by, such persons).

(h)             The Broker covenants that, should any Customer and/or beneficial owner(s) thereof become at any time during their investment in the Partnership a Sanctions Subject, the Broker shall immediately notify the General Partner of such, which shall include the identity of such Sanctions Subject. The Broker agrees to promptly provide the Brookfield Parties or their respective delegate(s) with such additional information as may be requested by the Brookfield Parties or their respective delegate(s) to enable the Partnership to satisfy its responsibilities under applicable law. The Broker agrees and acknowledges that, among other remedial measures, (i) the Partnership may be obligated to “freeze the account” with respect to the portion of an investment by any Customer, either by restricting participation by the Customer and/or segregating the assets of the Customer in order to comply with governmental regulations and/or if the Dealer-Manager determines in its good faith that such action is in the best interests of the Customer; and (ii) the Partnership may be required to report such action or confidential information relating to the Customer (including, without limitation, disclosing the Customer’s identity) to regulatory authorities.

(i)             The Dealer-Manager, the Partnership and/or its transfer agent(s) may request additional information or documentation from a Customer if the Dealer-Manager reasonably determines that the provision of information or documentation regarding the Customer is necessary or advisable for it of the Partnership to comply with any law, rule or order of a court of competent jurisdiction, regulatory, or self-regulatory authority or law enforcement agency (including AML Rules and Regulations), and the Broker agrees, to the extent permitted by Law, to use reasonable efforts to obtain such additional information from such Customer. Without limiting the foregoing, the Broker will use commercially reasonable efforts, to the extent permitted by law, to cooperate with the Dealer-Manager, the Partnership and their affiliates and service providers as necessary to ensure compliance with AML Rules and Regulations. The Broker further acknowledges that the Brookfield Parties are relying on the Broker to apply the above-mentioned policies, procedures, and internal controls to Customers with respect to their investment in the Partnership.

(j)             The Broker shall notify the Partnership promptly in writing should the Broker become aware of any material change in the information set forth in this Section 12.

13.	Privacy

The Broker agrees as follows:

(a)             The Broker agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act, as amended (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

(b)             The parties hereto acknowledge that from time to time, Broker may share with the Partnership and the Partnership may share with Broker nonpublic personal information (as defined under the GLBA) of customers of the Broker. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. The Broker shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which the Broker served as the broker of record for such customer’s account. The Broker, the Dealer-Manager and the Partnership shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA), or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section 13. Except as expressly permitted under the FCRA, the Broker agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

(c)             The Broker shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event the Broker, the Dealer-Manager or the Partnership expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section 13, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section 13, shall be prohibited.

(d)             The Broker shall implement commercially reasonable measures in compliance with industry best practices designed: (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. The Broker further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom the Broker provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section 13.

14.	Sub-Agents

(a)             The Broker shall not engage or retain, or assign or delegate its rights or obligations hereunder to, any affiliated or unaffiliated sub-agent to assist the Broker in the offer, sale, marketing or promotion of Units without the prior written approval of the Dealer-Manager (“Sub-Agents”).

(b)             The Broker undertakes to cause each approved Sub-Agent to enter into an agreement with the Broker, which agreement shall include all of the undertakings, agreements, representations, warranties and covenants made by the Broker to the Brookfield Parties hereunder mutatis mutandis. Such agreement shall also prohibit further delegation unless the prior written consent of the Dealer-Manager is given. The Broker shall review the services provided by each of its Sub-Agents (if any) on an ongoing basis and make each Sub-Agent (if any) aware of the requirement to review the services provided by each Sub-Agent’s delegate (if any) on an ongoing basis.

(c)             Upon the request of the Dealer-Manager, the Broker shall provide the Dealer-Manager with a copy of any such Sub-Agent agreement and/or a certificate from the Broker to the effect that the Broker is in compliance with Section 14(b) with respect to such Sub-Agent. The Broker undertakes to terminate with immediate effect the appointment of any Sub-Agent upon the instruction of the Dealer-Manager. The Broker shall remain liable for any act (or failure to act) of any of its Sub-Agents that would be a breach of the terms of this Agreement had it been committed or taken by the Broker.

(d)             The Broker hereby covenants, represents and warrants to the Dealer-Manager that no portion of the fees received by the Broker in connection with its services hereunder shall be remitted or otherwise paid to any third party (including any finder or lobbyist) by the Broker, other than a Sub-Agent as provided in the sentence above, without the prior written consent of the Dealer-Manager, which may be given or withheld in the Dealer-Manager’s sole discretion.

15.	Broker’s Undertaking to Not Facilitate a Secondary Market in the Units

The Broker acknowledges that there is no public trading market for the Units and that there are limits on the ownership, transferability and redemption of the Units, which significantly limit the liquidity of an investment in the Units. The Broker also acknowledges that the Redemption Program provides only a limited opportunity for investors to have their Units purchased by the Partnership. The Broker hereby agrees that so long as the Partnership is offering Units under Regulation D under the Securities Act, the Broker will not facilitate any transfers except in compliance with applicable law or engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Units without the prior written approval of the Dealer-Manager.

16.	Arbitration

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the New York City FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

17.	Termination

This Agreement will be effective as of its date of acceptance by the Dealer-Manager and will remain in full force and effect for so long as this Agreement is not terminated by either party hereto pursuant to the terms hereof.

The Broker will suspend or terminate its offer and sale of Units upon the request of the Partnership or the Dealer-Manager at any time and will resume its offer and sale of Units hereunder upon subsequent request of the Partnership or the Dealer-Manager. Any party may terminate this Agreement by written notice. Such termination shall be effective forty-eight (48) hours after the mailing of such notice.

This Agreement also may be terminated at any time, without the payment of any penalty, by either the Dealer-Manager or the Broker, for any reason or no reason upon giving sixty (60) days’ written notice to the other party. This Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Upon becoming aware of a Disqualifying Event with respect to a Broker Covered Person (unless a waiver has been obtained and/or the relevant Dealer Covered Person has been timely terminated or no longer performs a role with respect to the Broker that would cause such person to be a Broker Covered Person for purposes of Rule 506(d) of the Securities Act), the Dealer-Manager may, in its sole discretion, terminate this Agreement (such termination, a “Disqualifying Event Termination”), which Disqualifying Event Termination shall be effective as of the date of the occurrence of the Disqualifying Event. Notwithstanding any termination of this Agreement, the obligations of the parties pursuant to the indemnity, confidentiality and choice of law and jurisdiction provisions of this Agreement shall survive any termination hereof and remain operative and in full force and effect. For the avoidance of doubt, in the event of a Disqualifying Event Termination, the Brookfield Parties shall cease to be obligated to pay the Broker any fees in connection with any subscriptions made on or after the occurrence of such Disqualifying Event.

This Agreement will terminate automatically if the Dealer-Manager or the Broker ceases to be a member of FINRA in good standing or is subject to a FINRA suspension or if the Dealer-Manager’s or the Broker’s registration or license under the Exchange Act or any state securities laws or regulations is terminated or suspended. Each of the Dealer-Manager and the Broker shall have the right to terminate this Agreement immediately if the other party is subject to an investigation under the Foreign Corrupt Practices Act of 1977, as amended, or any similar law of any relevant jurisdiction, or the rules and regulations thereunder. Each party agrees to notify the other party immediately if any of these events, as applicable, occurs.

The respective agreements and obligations of the Dealer-Manager and Broker set forth in Sections 4 and 6 through 16 of this Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

18.	Use of Partnership, Brookfield and Oaktree Names

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer-Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use of the Broker of the name or identifying marks of the Partnership, the Dealer-Manager, “Oaktree” or “Brookfield” (or any combination or derivation thereof, including any name adopted in the future). The Dealer-Manager reserves the right to withdraw its consent to the use of the Partnership’s name at any time and to request to review any materials generated by the Broker that use the Partnership’s, Oaktree’s or Brookfield’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

19.	Notice

Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier, or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer-Manager:	Brookfield Oaktree Wealth Solutions LLC Attn: General Counsel 225 Liberty Street, 43rd Floor New York, NY 10281 Email: BOWS.LR@brookfieldoaktree.com

If to the Partnership:	Brookfield Private Equity Fund Attn: Evita Ferreira Cc: Craig Ruckman 250 Vesey Street, 15th Floor New York, NY 10281 Email: Evita.Ferreira@brookfield.com Craig.Ruckman@brookfieldoaktree.com

If to Broker:	To the address specified by the Broker herein.

20.	Attorney’s Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of New York and shall take effect when signed by the Broker and countersigned by the Dealer-Manager. Venue for any action (including arbitration) shall lie exclusively in New York, New York.

21.	Electronic Communications

The Dealer-Manager and its affiliates (collectively, “Brookfield”) may send electronic communications to the Broker and its representatives for the monitoring, development and management of the business relationship and related communications with the Broker and its representatives (“Business Purposes”). The Broker shall, where requested by its representatives: (a) inform the representatives that Brookfield may send them communications for Business Purposes, (b) make Brookfield’s privacy notice available to the representatives, which is available in the Memorandum, and (c) inform the representatives that they can opt-out of such communications. For the purposes of this section, “representative” means any person representing, or whom Brookfield reasonably believes is representing, the Broker, including any financial advisers.

22.	No Partnership

Nothing in this Agreement shall be construed or interpreted to constitute the Broker as an employee, agent or representative of, or in association with or in partnership with, the Dealer-Manager, the Partnership or the other Brokers; instead, this Agreement shall only constitute the Broker as a Broker authorized by the Dealer-Manager to sell the Units according to the terms set forth in the Registration Statement and the Memorandum as amended and supplemented and in this Agreement.

23.	Changes; Amendments

Except as specifically provided in this Section 23, this Agreement may be changed or amended only by written instrument signed by all parties.

This Agreement may be amended at any time by the Dealer-Manager by written notice to the Broker, and any such amendment shall be deemed accepted by the Broker upon placement of an order for sale of Units by such Broker’s customer after the Broker has received such notice.

In the event of a change in law, regulation or other regulatory guidance which affects this Agreement, the Broker authorizes the Dealer-Manager to amend this Agreement in order to comply with the requirements of any such law, regulation or other regulatory guidance. The Broker agrees that such amendment shall automatically become effective upon the execution of the first transaction by the Broker with the Partnership within thirty (30) calendar days after receipt of the amendment (or sooner, if required to comply with applicable law and that the amendment shall not require the signature of the Broker in order to be effective).

24.	Third-Party Beneficiaries

Each of the Partnership, the General Partner, the Manager and their respective affiliates shall be third-party beneficiaries of this Agreement, entitled to enforce the provisions hereof directly against the Broker as if a party hereto.

25.	Entire Agreement

This Agreement (including any Schedules and Exhibits hereto) represents the entire agreement of the parties and supersede all prior agreements, if any, relating to the subject matter hereof between the parties hereto.

26.	Successors and Assigns

No party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon the Dealer-Manager and Broker and their respective successors and permitted assigns.

27.	Severability.

The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

28.	Counterparts.

This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same agreement, including all exhibits. Each party may execute this Agreement by applying an electronic signature using DocuSign or any similar electronic signature program and acknowledges, agrees and confirms that the use of such an electronic signature program (a) shall result in a reliable and valid delivery of such party’s signature to this Agreement; and (b) shall constitute reasonable steps on the part of the other party to this Agreement to verify the reliability of such signature.

DEALER-MANAGER

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

By:
Name:
Title:
Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or the dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1.	IDENTITY OF BROKER:

Company Name:

Type of entity:
(Corporation, Partnership or Proprietorship)

Organized in the State of:
Licensed as broker-dealer in all States:	Yes	No

If no, list all States licensed as broker-dealer:

Tax ID #:

2.	Person to receive notices delivered pursuant to the Selected Intermediary Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY BROKER:

(Broker’s Firm Name)

By:
Signature

Name:

Title:

Date:

SCHEDULE I

ADDENDUM

TO

SELECTED INTERMEDIARY AGREEMENT WITH

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

Name of Broker:

The following reflects the subscription fee (the “Subscription Fee”) and unitholder servicing fee (the “Servicing Fee”) as agreed upon between Brookfield Oaktree Wealth Solutions LLC (the “Dealer-Manager”) and the Broker, effective as of the effective date of the Selected Intermediary Agreement (the “Agreement”) between the Dealer-Manager and the Broker in connection with the offering of Units of each of Brookfield Private Equity Fund LP (the “Fund”) and Brookfield Private Equity TE Feeder Fund LP (the “Feeder”), each a Delaware limited partnership (the Fund and the Feeder, collectively, the “Partnership”). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Agreement.

Subscription Fees.

The Broker may charge upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fee”), on purchases and sales of Units on such Broker’s brokerage platform, as set forth in “Unit Class Election” below, to the extent the Memorandum discloses that such Subscription Fee may be charged for the relevant class of Units. Any Subscription Fee charged by the Broker in connection with its sale of Units will be charged in a manner consistent with the Memorandum and applicable law and FINRA rules. Purchases and sales of such Units may only be executed as purchases or redemptions between the Customer and the Partnership. The Broker shall not execute trades of Units between Customers. For the avoidance of doubt, subscription funds may be transmitted to the Partnership net of any Subscription Fees.

Terms and Conditions of the Servicing Fees.

The payment of the Servicing Fee to the Broker is subject to terms and conditions set forth herein. If the Broker elects to sell Class S Units and/or Class D Units, eligibility to receive the Servicing Fee with respect to the Class S Units and/or Class D Units, as applicable, sold by the Broker is conditioned upon the Broker acting as broker of record with respect to such Units and complying with the requirements set forth below, including providing Unitholder and account maintenance services with respect to such Units. For the avoidance of doubt, such services are non-distribution services, other than those primarily intended to result in the sale of Units. Specifically, in order to receive the Servicing Fee, the following requirements must be met:

(i)	the existence of an effective Selected Intermediary Agreement or ongoing Servicing Agreement between the Dealer-Manager and the Broker, and

(ii)	the provision of some or all of the following services with respect to the Class S Units and/or Class D Units, as applicable, by the Broker:

1.	assistance with recordkeeping, including maintaining records for and on behalf of Broker’s customers reflecting transactions and balances of Units owned,

2.	arranging for bank wire transfer of funds to or from a customer’s account,

3.	answering investor inquiries regarding the Partnership, including distribution payments and reinvestments,

4.	forwarding the Memorandum, tax notices and annual and quarterly reports to beneficial owners of Units,

5.	helping investors understand their investments upon their request,

6.	assisting investors in changing account options, account designations and account addresses,

7.	assisting with redemption requests, and

8.	providing such other similar services as the Partnership may reasonably request to the extent the Broker is permitted to do so under applicable statutes, rules or regulations.

For the avoidance of doubt, the Broker is not to be considered the official books and records keeper of the Partnership. In connection with this provision, the Broker agrees to reasonably cooperate to provide certification to the Partnership, the Dealer-Manager, and its agents (including its auditors) confirming the provision of services to each particular class of unitholders upon reasonable request.

The Broker hereby represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements and is providing the above-described services.

In the event of termination of the Agreement, the Dealer-Manager and the Broker shall promptly enter into a Servicing Agreement on reasonable and customary terms mutually agreed upon by Broker and the Dealer-Manager to provide for the continuation of these services by the Broker and the continuation of the payment by the Dealer-Manager of the Servicing Fee with respect to the Units for which the Broker continues to act as broker of record.

Subject to the conditions described herein, the Dealer-Manager will reallow to the Broker the Servicing Fee in an amount described below, on Class S Units or Class D Units, as applicable, sold by the Broker. To the extent payable, the Servicing Fee will be payable monthly in arrears as provided in the Memorandum. All determinations regarding the total amount and rate of reallowance of the Servicing Fee, the Broker’s compliance with the listed conditions, and/or the portion retained by the Dealer-Manager will be made by the Dealer-Manager in its sole discretion.

Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as the Broker is no longer the intermediary of record with respect to such Class S or Class D Units or the Broker no longer satisfies any or all of the conditions set forth above, then the Broker’s entitlement to the Servicing Fee related to such Class S and/or Class D Units, as applicable, shall cease in, and Broker shall not receive the Servicing Fee for, that month or any portion thereof wherein Broker was no longer intermediary of record or no longer satisfied any or all of the conditions set forth above (i.e., Servicing Fees are payable with respect to an entire month without any proration). Intermediary transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Servicing Fee may be reallowed to the then-current intermediaries of record of the Class S and/or Class D Units, as applicable, if any such intermediary of record has been designated (the “Servicing Broker”), to the extent such Servicing Broker has entered into a Selected Intermediary Agreement or similar agreement with the Dealer-Manager (“Servicing Agreement”) and such Selected Intermediary Agreement or Servicing Agreement with the Servicing Broker provides for such reallowance. In this regard, all determinations will be made by the Dealer-Manager in good faith in its sole discretion. The Broker is not entitled to any Servicing Fee with respect to Class I Units. The Dealer-Manager may also reallow some or all of the Servicing Fee to other intermediaries who provide services with respect to the Units (who shall be considered additional Servicing Brokers) pursuant to a Servicing Agreement with the Dealer-Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Broker is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

General

Servicing Fees due to the Broker pursuant to this Agreement will be paid to the Broker within 30 days after receipt by the Dealer-Manager. The Broker, in its sole discretion, may authorize Dealer-Manager to deposit Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If the Broker so elects, the Broker shall provide such deposit authorization and instructions in Schedule II to this Agreement.

The parties hereby agree that the foregoing Servicing Fees are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Units, that the Broker’s interest in the Offering is limited to such Servicing Fee from the Dealer-Manager and the Broker’s indemnity referred to in Section 6 of this Agreement, and that the Partnership is not liable or responsible for the direct payment of such Servicing Fee to the Broker.

The Broker waives any and all rights to receive compensation, including the Servicing Fee, until it is paid to and received by the Dealer-Manager. The Broker affirms that the Dealer-Manager’s liability for Servicing Fees is limited solely to the proceeds of the Servicing Fee receivable from the Partnership and the Broker hereby waives any and all rights to receive any reallocation of the Servicing Fee due until such time as the Dealer-Manager is in receipt of the Servicing Fee from the Partnership. The Broker affirms that neither the Partnership nor the Dealer-Manager have any obligation to the Broker with respect to any Subscription Fees the Broker may charge to a Customer.

The Broker shall furnish Dealer-Manager and the Partnership with such information as shall reasonably be requested by the Partnership with respect to the fees paid to the Broker pursuant to this Schedule I, and the Broker shall notify Dealer-Manager if the Broker is not eligible to receive Subscription Fees and/or Servicing Fees at the time of purchase.

Unit Class Election

CHECK EACH APPLICABLE BOX BELOW IF THE BROKER ELECTS TO PARTICIPATE IN THE LISTED UNIT CLASS

☐ Class S Units	☐ Class D Units	☐ Class I Units

The following reflects the transaction or other fee, including upfront placement fees or brokerage commissions, arrangement and Servicing Fee as agreed upon between the Dealer-Manager and the Broker for the applicable Unit Class.

_____	(Initials)	Broker may charge a Subscription Fee of up to 3.5% of the NAV per Class S Unit sold in the Offering	By initialing here, the Broker hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class S Units.
_____	(Initials)	Servicing Fee of 0.85% per annum of the aggregate NAV of outstanding Class S Units as of the last calendar day of the immediately preceding month	By initialing here, the Broker agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I with respect to Class S Units. Should the Broker choose to opt out of this provision, it will not be eligible to receive the Servicing Fee with respect to Class S Units and initialing is not necessary. The Broker represents by its acceptance of each payment of the Servicing Fee that it complies with each of the requirements set forth in this Schedule I.
_____	(Initials)	Broker may charge a Subscription Fee of up to 2.0% of the NAV per Class D Unit sold in the Offering	By initialing here, the Broker hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class D Units.
_____	(Initials)	Servicing Fee of 0.25% per annum of the aggregate NAV of outstanding Class D Units as of the last calendar day of the immediately preceding month	By initialing here, the Broker agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I with respect to Class D Units. Should the Broker choose to opt out of this provision, it will not be eligible to receive the Servicing Fee with respect to Class D Units and initialing is not necessary. The Broker represents by its acceptance of each payment of the Servicing Fee that it complies with each of the requirements set forth in this Schedule I.
_____	(Initials)	No Subscription Fee or Servicing Fee with respect to Class I Units.	By initialing here, the Broker hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class I Units.

WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

DEALER-MANAGER

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

By:
Name:
Title:

BROKER

(Print Name of Broker)

By:
Name:
Title:

SCHEDULE II

TO

SELECTED INTERMEDIARY AGREEMENT WITH

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

NAME OF ISSUER:	OAKTREE STRATEGIC CREDIT FUND

NAME OF BROKER:

SCHEDULE TO AGREEMENT DATED:

The Broker hereby authorizes the Dealer-Manager or its agent to deposit Servicing Fees and other payments due to it pursuant to the Selected Intermediary Agreement to its bank account specified below. This authority will remain in force until the Broker notifies the Dealer-Manager in writing to cancel it. In the event that the Dealer-Manager deposits funds erroneously into the Broker’s account, the Dealer-Manager is authorized to debit the account with no prior notice to the Broker for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

BROKER

(Print Name of Broker)

By:
Name:
Title:
Date:

SCHEDULE III

TO

SELECTED INTERMEDIARY AGREEMENT WITH

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

Allowable Non-U.S. Jurisdictions

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

DEALER-MANAGER

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

By:
Name:
Title:

BROKER

(Print Name of Broker)

By:
Name:
Title:

SCHEDULE IV

TO

SELECTED INTERMEDIARY AGREEMENT WITH

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

Offering Certificate

[DATE]

[__], together with its affiliates (“Broker”), hereby certifies to Brookfield Private Equity Fund LP and Brookfield Private Equity TE Feeder Fund LP (collectively, the “Partnership”) as follows:

1.	The limited partnership units (the “Units”) in the Partnership, have not been offered by the Broker by any form of general solicitation or general advertising, including (without limitation) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising.

2.	Dealer has maintained an accurate record of all offerees to whom the Broker has distributed a copy of the Memorandum relating to the Partnership.

3.	None of (i) Dealer, (ii) any person who through the Broker has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities, (iii) any general partner or managing member of any person described in (i) or (ii), or (iv) any director, executive officer or other officer participating directly or indirectly in the offering of the Units, of any person described in (i), (ii) or (iii) (each, a “Covered Person”) are subject to an event described in Rule 506(d)(1)(i)-(viii) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended (“Disqualifying Events”), except (i) any Waived Disqualifying Events disclosed in Schedule V of this Selected Intermediary Agreement or (ii) as set forth in any notice required by Section 5(m) and Section 5(t) of this Selected Intermediary Agreement. The Waived Disqualifying Event(s) will not cause the Partnership to be disqualified from reliance upon Rule 506 as a result of the Dealer’s (and its related persons’) participation in the offering of the Units. For purposes of the foregoing, “director”, “officer” and “executive officer” will have the meanings ascribed to them in Rule 405 under the U.S. Securities Act of 1933, as amended.

4.	The Broker has provided the Partnership with a copy of the applicable waiver, order, judgment or decree granted under Rule 506(d)(2)(ii)-(iii) with respect to a Waived Disqualifying Event. To the extent that a condition of a waiver, order, judgment or decree applicable to a Waived Disqualifying Event requires disclosure to prospective investors in the Partnership, the Broker agrees that the description on Schedule V hereto of the Waived Disqualifying Event complies with the requirements of the applicable waiver, order, judgment or decree granted under Rule 506(d)(2)(ii)-(iii) and the Broker authorizes the disclosure of any descriptions on Schedule V to current and prospective investors of the Partnership.

5.	The Broker will notify the Partnership promptly in writing (i) if any of the information contained in this certificate becomes untrue or incomplete at any time or (ii) should it become aware of any Covered Person becoming the subject of or otherwise involved in any matter that would be reasonably likely upon resolution thereof to result in a Disqualifying Event.

This Certificate is delivered for the benefit of the Partnership and Simpson Thacher & Bartlett LLP only, and may not be relied upon by any other person for any purpose whatsoever.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

(Print Name of Broker)

By:
Name:
Title:

SCHEDULE V

TO

SELECTED INTERMEDIARY AGREEMENT WITH

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

Disclosure of Disqualifying Event

[ ]1

The parties agree that additional disclosures may be added to this Schedule V at a future date with the consent of the parties. The parties further agree that all disclosures provided as part of this Schedule V will be provided to potential investors consistent with the requirements of Regulation D of the Securities Act.

1 Note to Broker: Please provide or confirm that Broker is not subject to disqualifying events.

SCHEDULE VI

TO

SELECTED INTERMEDIARY AGREEMENT WITH

BROOKFIELD OAKTREE WEALTH SOLUTIONS LLC

Marketing Rule Disclosure Statement

The Broker acts as a placement agent in connection with the offering and sale of the securities of the Fund and the Feeder to current and prospective clients of the Broker or its affiliates (the “Investors”). The Broker will receive cash compensation from the Dealer-Manager or one or more affiliates thereof for its activities as placement agent as described in the Broker’s point of sale letter. In addition, the Broker, its affiliates or employees may have additional relationships with the Dealer-Manager (and, together with its affiliates, the “Sponsor”), including as an investor in the Fund, one or more feeder funds of the Fund or other investment vehicles managed by the Sponsor or as a client of the Sponsor. The payment of cash compensation to the Broker, and any additional relationships that the Broker or its affiliates may have with the Sponsor or other investment vehicles managed by the Sponsor, create material conflicts of interest for the Broker in its role as placement agent.